UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2017

FOUR OAKS FINCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	No. 000-22787	No. 56-2028446
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

6114 U.S. South
Four Oaks, North Carolina 27524
(Address of principal executive offices)

Registrant's telephone number, including area code:
(919) 963-2177

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 1, 2017, United Community Banks, Inc. (“United”), the bank holding company for United Community Bank, completed its acquisition by merger of Four Oaks Fincorp, Inc. (the “Company”), the bank holding company for Four Oaks Bank & Trust Company (the “Merger”). The Company merged with and into United, with United as the surviving entity. The Merger was completed pursuant to an Agreement and Plan of Merger dated as of June 26, 2017 (the “Merger Agreement”).

Upon the closing of the Merger, each outstanding share of the Company’s common stock, other than shares held by the Company, United or any of their respective wholly owned subsidiaries, was converted into the right to receive (i) 0.6178 shares of United’s common stock and (ii) an amount of cash equal to $1.90.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the completion of the Merger, outstanding shares of the Company’s common stock (other than shares held by the Company, United, or any of their respective wholly owned subsidiaries) were converted into the right to receive (i) 0.6178 shares of United’s common stock and (ii) an amount of cash equal to $1.90. As described in the Company’s Current Report on Form 8-K filed October 24, 2017, the Merger and the Merger Agreement were approved by the Company’s shareholders at the special meeting of shareholders held on October 23, 2017. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Upon the completion of the Merger on November 1, 2017, the Company merged with and into United and, accordingly, a change in control of the Company occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 26, 2017, by and between United and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 27, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.,
successor to Four Oaks Fincorp, Inc.

By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and Chief Financial Officer

Date: November 2, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 26, 2017, by and between United and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 27, 2017).